PROVISIONS	6 Months Ended
Jun. 30, 2022
Disclosure of other provisions [abstract]
PROVISIONS
NOTE 19 - PROVISIONS

(in millions of Euros)	Close down and environmental remediation costs	Restructuring costs	Legal claims and other costs	Total
At January 1, 2022	88	2	27	117
Allowance	—	—	1	1
Amounts used	(1)	(1)	(1)	(3)
Unused amounts reversed	—	—	(2)	(2)
Effects of changes in foreign exchange rates	3	—	2	5
At June 30, 2022	90	1	27	118

Of which non-current	80	1	15	96
Of which current	10	—	12	22
Legal claims and other costs

(in millions of Euros)	At June 30, 2022	At December 31, 2021
Litigation	16	16
Disease claims	10	9
Other	1	2
Total provisions for legal claims and other costs	27	27
Contingencies
The Group is involved, and may become involved, in various lawsuits, claims and proceedings relating to customer claims, product liability, employee and retiree benefit matters and other commercial matters. The Group records provisions for pending litigation matters when it determines that it is probable that an outflow of resources will be required to settle the obligation, and such amounts can be reasonably estimated. In some proceedings, the issues raised are or can be highly complex and subject to significant uncertainties and amounts claimed are and can be substantial. As a result, the probability of loss and an estimation of damages are and can be difficult to ascertain. In exceptional cases, when the Group considers that disclosures relating to provisions and contingencies may prejudice its position, disclosures are limited to the general nature of the dispute.